                                [KPMG LETTERHEAD]

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Piper Global Funds Inc:

We consent to the use of our report dated November 7, 1997 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.

                                            /s/ KPMG Peat Marwick LLP

                                                KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 24, 1997